SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 22, 1997


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                     333-6325        52-1779791
(State or Other Jurisdiction        (Commission      (I.R.S. Employer
            of Incorporation)       File Number)     Identification No.)


919 18th Street, N.W.                                 20006
     Washington, DC                                (Zip Code)
(Address of Principal
Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 5.  Other Events

      Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in respect of Guaranteed Agricultural Mortgage-Backed Securities Series 1/29/97 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated January 24, 1997, which is being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), and a Prospectus, dated June 26, 1996, which has previously been filed with the Commission pursuant to Rule 424(b) under the (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-6325) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

      Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the prospectus and the Registration Statement by statements or information contained in the Prospectus.

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  99.1  Computational Materials.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                   CORPORATION



                                    By: /s/  Christopher A. Dunn
                                         Name: Christopher A. Dunn
                                         Title:   Vice President




Dated:  January 24, 1997

                                EXHIBIT INDEX


Exhibit No.                   Description                           Page No.


99.1                          Computational Materials